1919 Socially Responsive Balanced Fund
Class A (SSIAX)
Class C (SESLX)
Class I (LMRNX)
Class FI (—)*
 Class R (—)*
Summary Prospectus
April 30, 2025
www.1919funds.com

*As of the date of this Summary Prospectus, Class FI and Class R shares are not available for purchase.

Before you invest, you may want to review the 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund" or the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.1919funds.com. You can also get this information at no cost by calling 1-844-828-1919 or by sending an e-mail request to information@1919funds.com.
Investment Objective
The 1919 Socially Responsive Balanced Fund (the “Socially Responsive Fund” or the “Fund”) seeks to provide high total return consisting of capital appreciation and current income.
Fees and Expenses of the Socially Responsive Balanced Fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Socially Responsive Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the 1919 Investment Counsel, LLC (“1919ic” or the “Advisor”) family of funds. More information about these and other discounts is available from your financial intermediary banks, brokers, dealers, insurance companies, investment advisors, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries) (each called a “Financial Intermediary”), in this Prospectus on page 35 under the heading “Sales Charges,” in Appendix A to this Prospectus – Financial Intermediary Sales Charge Variations, and in the Socially Responsive Fund’s statement of additional information (the “SAI”) on page 67 under the heading “Sales Charge Waivers and Reductions.”

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	1.00%¹	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I
Management fees	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	None
Other expenses	0.19%	0.17%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.95%	1.68%	0.95%	1.20%	0.70%
1Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors as defined in the “Contingent Deferred Sales Charges” section on page 38 of this Prospectus.
2Based on estimated expenses for the current fiscal year because neither Class FI nor Class R shares had any operating results for the Fund’s fiscal year ended December 31, 2024.
Example
This example is intended to help you compare the cost of investing in the Socially Responsive Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Socially Responsive Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Socially Responsive Fund’s operating expenses remain the same and you reinvest all distributions and dividends without a sales charge.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$666	$860	$1,070	$1,674
Class C (with redemption at end of period)	$271	$530	$913	$1,987
Class C (without redemption at end of period)	$171	$530	$913	$1,987
Class FI (with or without redemption at end of period)	$97	$303	$525	$1,166
Class R (with or without redemption at end of period)	$122	$381	$660	$1,455
Class I (with or without redemption at end of period)	$72	$224	$390	$871
Portfolio turnover. The Socially Responsive Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Socially Responsive Fund invests in a mix of common stocks and other equity securities, including preferred equity securities, of U.S. companies of any market capitalization and fixed income securities which are primarily investment grade and may be of any maturity and any duration. Under normal circumstances, the Socially Responsive Fund will maintain at least 65% of the value of its assets in equity securities and at least 25% of the value of its assets in fixed income securities. Fixed income securities include asset- and mortgage-backed securities. The Socially Responsive Fund may invest up to 25% (and generally less than 15%) in foreign securities, including those of issuers in emerging market countries. The Socially Responsive Fund emphasizes companies that offer both attractive investment opportunities and demonstrate an awareness of their impact on the society in which they operate.
The Socially Responsive Fund invests in a broad range of companies, industries and sectors, without regard to market capitalization. The portfolio managers use a fundamental approach to selecting equity securities. In selecting individual equity securities, the portfolio managers look for companies they believe are undervalued. Specifically, the portfolio managers look for attractive risk-adjusted price/earnings ratio, relative to growth, positive earnings trends and favorable financial condition. In selecting fixed income investments, the portfolio managers determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and interest rate outlook, use fundamental analysis to determine the relative value of bond issues and seek to identify undervalued bonds and attempt to avoid bonds that may be subject to credit downgrades.
The portfolio managers consider whether, relative to other companies in an industry, a company that meets these investment criteria is also sensitive to environmental and social issues related to its products, services, or methods of doing business.
Socially responsive factors considered are:
•Fair and reasonable employment practices, with due consideration of a diverse workforce
•Contributions to the general well-being of the citizens of its host communities and countries and respect for human rights
•Efforts and strategies to minimize the negative impact of business activities and to preserve the earth’s ecological heritage with those environmental policies, practices and procedures that are currently acceptable, or are exhibiting improvement
•Exposure to fossil fuel real assets including oil, gas and coal
•Avoidance of investments in companies that:
•Manufacture nuclear weapons or other weapons of mass destruction
•Derive more than 5% of their revenue from the production and sale of non-nuclear weaponry
•Derive more than 5% of their revenue from the production or sales of tobacco
The portfolio managers perform their own independent review of issuers based on the above factors and every investment the Fund makes is reviewed against these factors (excluding securities issued by the U.S. Government or its agencies). In conducting this review, portfolio managers will seek to understand the business profile of an issuer and to identify any concerns relating to the above factors relative to established industry norms. This review is a fundamental, qualitative analysis based on third-party data, publicly available information and issuer disclosures and is not based on any pre-established quantitative screens with respect to any particular data.
With respect to “fair and reasonable employment practices,” the portfolio managers will assess whether a company has public labor relations issues, such as lawsuits, workplace accidents, or union-related disputes. In considering a company’s “contribution to the general well-being of citizens,” the portfolio managers assess whether a company has existing conflicts or controversies with the communities or citizens thereof in which it operates. Similarly, in assessing whether a company’s business activities have a “negative impact,” the portfolio managers review whether a company has had disclosed or public controversies or conflicts with respect to its local environment.
The Fund also assesses control of or exposure to fossil fuel real assets by evaluating a company’s ownership interest in oil, gas, and/or coal assets and to what degree the company’s business is dependent on the extraction, transportation, processing, and/or distribution of oil, gas, and/or coal. In making these assessments, the portfolio managers may review sources of revenue, capital expense, planned and implemented investments, company strategic direction or other relevant factors. Control of or exposure to fossil fuel real assets is the degree to which a company’s business is dependent on the aforementioned interests.
Socially responsive factors are not the exclusive considerations in investment decisions; investment decisions will also be based on the Advisor’s fundamental equity and fixed income research process. However, companies that are not, in the view of the portfolio managers, satisfying the socially responsive factors listed above -- or making efforts to satisfy the above factors -- consistent with applicable industry norms will not be purchased. These portfolio restrictions are based on the belief that a company will benefit from being socially responsive by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact.
The portfolio managers will use their best efforts to assess a company’s environmental and social performance. This means that there is no guarantee that the Advisor’s research process will uncover material factors that a company fails to disclose. This analysis will be based on a company’s present activities, and will not preclude securities solely because of past activities. The portfolio managers will monitor the related progress or deterioration of each company in which the Socially Responsive Fund invests. The Advisor will sell a portfolio security that no longer meets the socially responsive factors described above, but such a decision may also be based on the Advisor’s fundamental equity and fixed income research process.
Principal Risks
Risk is inherent in all investing. There is no assurance that the Socially Responsive Fund will meet its investment objective. The value of your investment in the Socially Responsive Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Socially Responsive Fund or your investment may not perform as well as other similar investments. An investment in the Socially Responsive Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Socially responsive criteria risk. The Socially Responsive Fund’s universe of investments may be smaller than that of other funds because of the Socially Responsive Fund’s socially responsive criteria. Socially responsive companies may underperform similar companies without socially responsive policies or the market as a whole. They may also fall out of favor with investors. The Socially Responsive Fund’s socially responsive criteria may also prevent investment in certain attractive opportunities that would be otherwise consistent with the Socially Responsive Fund’s investment objective and investment strategies.
Socially responsive information from third-party data providers may be incomplete, inaccurate, or unavailable, which could cause the Advisor to incorrectly assess a company’s socially responsive characteristics. Additionally, the third-party data providers may differ in the data they provide for a given company or industry, and such data may only take into account one of many socially responsive characteristics of a company.
Portfolio selection risk. The value of your investment may decrease if the Advisor’s judgment about the attractiveness or value of or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.
Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Socially Responsive Fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the Socially Responsive Fund’s investments in equity securities may decline generally. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. If the market prices of the securities owned by the Socially Responsive Fund fall, the value of your investment in the Socially Responsive Fund will decline.
Volatility in the securities market may make it more difficult for the Socially Responsive Fund to accurately value its securities or to sell its securities on a timely basis. Market volatility may also adversely affect the broader economy, which in turn may adversely affect the value of securities owned by the Socially Responsive Fund and the net asset value (“NAV”) of its shares.
Mortgage-Backed Securities and other Asset-Backed Securities risk. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-backed securities risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The value of mortgage-backed securities may change dramatically over time.
Asset-backed securities are securities backed by credit card receivables, automobile loans or other assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.
Residential Mortgage-Backed Securities (“RMBS”) risk. RMBS are subject to delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.
Foreign investments and emerging market risk. The Socially Responsive Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Socially Responsive Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Socially Responsive Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. In addition to the lack of liquidity, as compared to domestic investments, emerging market investments also face risks related to market manipulation, limited reliable access to capital, political risk, atypical foreign investment structures, lack of shareholder rights and remedies, and incomplete or inaccurate auditing and reporting standards. Atypical foreign investment structures may also limit investor rights and recourse and there may also be limited corporate governance standards as compared to U.S. companies.
Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Socially Responsive Fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.
Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Socially Responsive Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If the Socially Responsive Fund enters into financial contracts (such as repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Socially Responsive Fund will be subject to the credit risk presented by the counterparty. In addition, the Socially Responsive Fund may incur expenses in an effort to protect the Socially Responsive Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Socially Responsive Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.
Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls and speculation.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Socially Responsive Fund’s share price to be more volatile.
Illiquid investment risk. Some assets held by the Socially Responsive Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Socially Responsive Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Socially Responsive Fund may be forced to sell at a loss.
Market risk. Financial market risks affect the value of individual instruments in which the Socially Responsive Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Socially Responsive Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Socially Responsive Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Socially Responsive Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Socially Responsive Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Socially Responsive Fund may lose the amount of the premium paid in the event of prepayment.
Valuation risk. The sales price the Socially Responsive Fund could receive for any particular portfolio investment may differ from the Socially Responsive Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the Socially Responsive Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Socially Responsive Fund had not fair-valued the security or had used a different valuation methodology.
Performance
The bar chart and table below provide some indication of the risks of investing in the Socially Responsive Fund. The Socially Responsive Fund adopted the historical performance of the 1919 Socially Responsive Balanced Fund, a series of Trust for Advisor Portfolios (the “Socially Responsive Predecessor Fund”), as a result of the reorganization of the Socially Responsive Predecessor Fund into the Socially Responsive Fund on January 19, 2024.
The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of the S&P 500 Index, a domestic broad-based securities market index, the Bloomberg US Aggregate Bond Index, a broad-based fixed income index, and a blended index. The blended index is comprised of 65% S&P 500 Index, 35% Bloomberg US Aggregate Bond Index and 5% ICE BofA US 3-Month Treasury Bill. The Advisor believes that the blended index provides Socially Responsive Fund shareholders with a more meaningful comparison than does the standalone performance of either the S&P 500 Index or the Bloomberg US Aggregate Bond Index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.
Past performance (before and after taxes) is not necessarily an indication of how the Socially Responsive Fund will perform in the future. Sales charges for the Fund are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown. The average annual total returns table includes deduction of applicable sales charges. The Socially Responsive Fund makes updated performance information available at www.1919funds.com or by calling the Socially Responsive Fund at 1‑844‑828‑1919.

Calendar Year Total Return as of December 31

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	06/30/2020	16.02%
Lowest Return Quarter	06/30/2022	-13.46%

Average Annual Total Returns1 (for periods ended December 31, 2024)
	1 year	5 years	10 years
Class A
Return before taxes	9.13%	8.12%	8.15%
Return after taxes on distributions	8.96%	8.00%	7.37%
Return after taxes on distributions and sale of fund shares	5.50%	6.38%	6.33%
Other Classes (Return before taxes only)
Class C	13.98%	8.63%	8.02%
Class I	16.09%	9.69%	9.09%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Blended S&P 500 Index (65%), Bloomberg US Aggregate Bond Index (30%) and ICE BofA 3-Month Treasury Bill Index (5%) (reflects no deduction for fees, expenses or taxes)	16.49%	9.58%	9.13%
1 As of the date of this prospectus, Class FI and Class R have not commenced operations and do not have performance information..
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns for classes other than Class A will vary from returns shown for Class A. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment advisor: 1919 Investment Counsel, LLC.
Portfolio managers: Mr. Ronald T. Bates, Managing Director of the Advisor, has served as a portfolio manager of the Fund since its inception in January 2024 and of the Socially Responsive Predecessor Fund and its predecessor since December 2006.
Ms. Aimee M. Eudy, Principal of the Advisor, has served as a portfolio manager of the Fund since its inception in January 2024 and of the Socially Responsive Predecessor Fund and its predecessor since May 2012.
Mr. Robert Huesman, Portfolio Manager of the Advisor, has served as a portfolio manager of the Fund since its inception in January 2024 and the Socially Responsive Predecessor Fund since September 2020.
Ms. Alison Bevilacqua, Portfolio Manager and Principal of the Advisor, has served as a portfolio manager of the Fund since its inception in January 2024 and the Socially Responsive Predecessor Fund since September 2020.
Mr. Bates, Ms. Eudy, Mr. Huesman and Ms. Bevilacqua are primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Socially Responsive Fund Shares
You may purchase, redeem or exchange shares of the Socially Responsive Fund each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The Socially Responsive Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class I
General	1,000/50	1,000/50	N/A	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	1 million/None*
IRAs	250/50	250/50	N/A	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	N/A	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	N/A	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	N/A	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the Fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/None
*    Available to investors investing directly with the Fund.
Your Financial Intermediary may impose different investment minimums. Please contact them for additional details.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Financial Intermediary, or, if you hold your shares or plan to purchase shares through the Socially Responsive Fund, you should contact the Socially Responsive Fund by phone at 1-844-828-1919 or by mail at 1919 Funds, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 219252, Kansas City, MO 64121-9252.
Tax Information
The Socially Responsive Fund’s distributions are generally taxable as ordinary income, qualified dividend income or capital gain. Some distributions may be treated as a return of capital for tax purposes. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement.
Payments to Broker/Dealers and other Financial Intermediaries
The Socially Responsive Fund and its related companies may pay broker/dealers or other Financial Intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your Financial Intermediary’s or salesperson’s website for more information.